UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 3, 2013 (August 30, 2013)

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On September 3, 2013, Jones Energy, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended June 30, 2013. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Item 2.02 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective September 4, 2013, the board of directors of the Company (the “Board”), in accordance with Sections 3.2 and 3.3 of the Company’s Amended and Restated Bylaws (the “Bylaws”), increased the size of the board to six members and, based on the nomination made by the Board’s Nominating and Corporate Governance Committee, appointed Halbert S. Washburn to fill the vacancy.  Mr. Washburn was designated as a Class II director and as such he will serve until our annual meeting of stockholders in 2015.  Mr. Washburn is an independent director and will serve as a member of the Audit, Compensation and Nominating and Corporate Governance Committees of the Company.

Mr. Washburn was not selected pursuant to any arrangement or understanding with the Company or any affiliate of the Company.  Mr. Washburn has no relationship that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.  The Company entered into an indemnification agreement with Mr. Washburn, effective as of September 4, 2013, pursuant to which the Company agreed to indemnify Mr. Washburn for certain claims and liabilities arising from Mr. Washburn’s actions as a director of the Company.

A copy of the press release announcing Mr. Washburn’s appointment is attached to this report as Exhibit 99.2 and is incorporated into this Item 5.02 by reference.

Approval of Forms of Restricted Stock Awards Agreements under 2013 Omnibus Incentive Plan

On August 30, 2013, the Board approved the forms of Director Restricted Stock Award Agreement and Employee Restricted Stock Award Agreement under the Jones Energy, Inc. 2013 Omnibus Incentive Plan (the “Plan”).  The form of Director Restricted Stock Award Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the form of Employee Restricted Stock Award Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Restricted Stock Grants to Non-Employee Directors

On August 30, 2013, the Board approved an award of restricted stock to each non-employee director of the Company.  Specifically, the Board approved an award of an aggregate number of shares of restricted stock equal to $100,000 divided by the closing price per share of the Company’s Class A common stock on September 4, 2013 (rounded up to the nearest whole share) to each of Gregory D. Myers, Howard I. Hoffen, Alan D. Bell and Halbert S. Washburn (the “Non-Employee Director Grants”), in each case to be effective as of September 4, 2013 (the “Grant Date”).  The restrictions on the Non-Employee Director Grants will lapse, and such shares will vest, on the first anniversary of the Grant Date.

The Non-Employee Director Grants were made in accordance with the terms of a Director Restricted Stock Award Agreement, the form of which is attached to this report as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Director Restricted Stock Award Agreement

10.2	Form of Employee Restricted Stock Award Agreement

99.1	Press release dated September 3, 2013 (Second Quarter Earnings)

99.2	Press release dated September 3, 2013 (Appointment of Washburn)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: September 3, 2013	By:	/s/ Jonny Jones
Jonny Jones
Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Director Restricted Stock Award Agreement

10.2	Form of Employee Restricted Stock Award Agreement

99.1	Press release dated September 3, 2013 (Second Quarter Earnings)

99.2	Press release dated September 3, 2013 (Appointment of Washburn)